Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064
333-179272
333-183060

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

TIAA-CREF SEPARATE ACCOUNT VLI-2

TIAA-CREF LIFE INSURANCE COMPANY

PROSPECTUS SUPPLEMENT NUMBER (4)

Dated January 13, 2020 to the:

Intelligent Life® VUL and Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2019, as supplemented August 2, 2019, August 8, 2019 and October 11, 2019

Intelligent Variable Annuity® Prospectus

dated May 1, 2019, as supplemented August 2, 2019, August 8, 2019 and October 11, 2019

M Intelligent VUL Prospectus

dated May 1, 2019, as supplemented August 8, 2019 and October 11, 2019

M Intelligent Survivorship VUL Prospectus

dated May 1, 2019, as supplemented August 8, 2019 and October 11, 2019

This supplement amends a certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

VY CLARION GLOBAL REAL ESTATE PORTFOLIO

On pages 7-9 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 8-9 of the M-Intelligent Life VUL prospectus, and pages 7-8 of the M-Intelligent Life Survivorship VUL prospectus, and pages 4-6 of the Intelligent Variable Annuity prospectus the Annual Portfolio Operating Expenses Fund Fees table has changed as follows to reflect the changes made on the VY Clarion portfolio effective December 5, 2019.

VY Clarion Global Real Estate Portfolio	Management Fees	Other Expenses	Total Annual Portfolio Operating Expenses	Waivers and Reimbursements[1]	Total Annual Portfolio Expenses after Waivers and Reimbursements
Effective 12/5/19	0.90%	0.12%	1.02%	(0.15%)	0.87%

[1]

The adviser is contractually obligated to limit expenses to 1.50%, 0.90%, 1.15% and 1.30% for Class ADV, Class I, Class S and Class S2 shares respectively through May 1, 2021. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Adviser within 36 months of the waiver or reimbursement. The Adviser is contractually obligated to waive 0.033% of the management fee through May 1, 2021. Termination or modification of these obligations requires approval by the Portfolio’s board.

For more information about these changes and about the portfolios in general, refer to the VY Clarion Global Real Estate Portfolio Prospectus.

MATSON MONEY US EQUITY PORTFOLIO

MATSON MONEY INTERNATIONAL EQUITY PORTFOLIO

MATSON MONEY FIXED INCOME PORTFOLIO

On pages 7-9 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectus, and pages 4-6 of the Intelligent Variable Annuity prospectus the Annual Portfolio Operating Expenses Fund Fees table has changed as follows to reflect the changes made on the Matson Money portfolios effective January 1, 2020.

Portfolios	Mgmt. Fee	Other Expenses	Acquired Fund Fees[1]	Total Annual Portfolio Expenses	Waivers and Reimbursements	Total Annual Portfolio Expenses after Waivers
Matson Money US Equity	0.50%	0.26%	0.30%	1.06%	0.00%	1.06%
Matson Money International Equity	0.50%	0.36%	0.48%	1.34%	0.00%	1.34%
Matson Money Fixed Income	0.50%	0.24%	0.16%	0.90%	0.00%	0.90%

1.

Acquired Fund Fees and Expenses are indirect fees and expenses that the Portfolio incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of the Total Annual Fund Operating Expense shown in the above table will differ from the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Portfolio and does not include indirect expenses such as Acquired Fund Fees and Expenses.

For more information about these changes and about the portfolios in general, refer to the Matson Money Portfolio Prospectus.

A40709 1/20